SUPPLEMENT DATED FEBRUARY 16, 2016
TO

PROSPECTUS DATED MAY 1, 2015
FOR PRIME VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED APRIL 29, 2011
FOR PRIME SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT I

In December 2015, the Board of Trustees of Columbia Variable Portfolio – Large Cap Growth Fund II (the "Fund") approved a proposal to merge the Fund with and into Columbia Variable Portfolio – Large Cap Growth Fund. The merger is subject to certain conditions, including approval by shareholders of the Fund at a shareholders meeting expected to be held in the first half of 2016. If the merger is approved by shareholders, the Columbia Variable Portfolio – Large Cap Growth Fund will be added as an investment option under your Contract immediately prior to the merger.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.